UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 5-6 Nispetiye Caddesi 34330 Etiler, Istanbul, Turkey (Address of principal executive offices)		None (Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2012, the Board of Directors of TransAtlantic Petroleum Ltd. (the “Company”) accepted the resignation of Scott C. Larsen from his position as Executive Vice President of the Company. Mr. Larsen’s resignation is effective as of January 31, 2012. The Company anticipates entering enter into a consulting arrangement on terms to be negotiated with Mr. Larsen in due course.

On February 6, 2012, the Company issued a press release announcing the resignation of Mr. Larsen. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated February 6, 2012, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2012
TRANSATLANTIC PETROLEUM LTD.
	By:	/s/ Jeffrey S. Mecom

Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated February 6, 2012, issued by TransAtlantic Petroleum Ltd.